                                                                  EXHIBIT (b)(3)
                                                                    CONFIDENTIAL


                              PROJECT ENTERPRISE

               PRESENTATION TO THE BOARD OF DIRECTORS OF SCOTTY

                                JANUARY 9, 1998


DONALDSON, LUFKIN & JENRETTE

                               EXPLANATORY NOTE


     Please note that in the following presentation, SPOCK refers to OHM Corporation and SCOTTY refers to International Technology Corporation.

                                                              PROJECT ENTERPRISE

TABLE OF CONTENTS



   1   INDUSTRY FUNDAMENTALS

   2   TRANSACTION SUMMARY

   3   SCOPE OF ASSIGNMENT AND VALUATION METHODOLOGY

   4   REVIEW OF SPOCK'S AND SCOTTY'S STOCK PRICE PERFORMANCE & TRADING ACTIVITY

   5   SPOCK VALUATION ANALYSIS

   6   ADDITIONAL CONSIDERATIONS

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE


INDUSTRY FUNDAMENTALS

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

INDUSTRY FUNDAMENTALS

CHANGING INDUSTRY DYNAMICS.

 . In recent years the environmental consulting/engineering and remediation industry has undergone several fundamental changes which have altered the market's growth dynamics. The changes include:

    - Limited enforcement of existing legislation and eroding regulatory drivers; projects are being driven by economic factors rather than government regulations;

    - Excess people capacity and slowing demand;

    - Uncertain government spending patterns; and

    - More onerous contract terms.

 . AS A RESULT OF THESE FUNDAMENTAL BUSINESS CHANGES, ALL OF THE PARTICIPANTS IN
  THE INDUSTRY HAVE EXPERIENCED SUBSTANTIAL DETERIORATION IN REVENUE GROWTH AND PROFITABILITY OVER THE PAST SEVERAL YEARS, WHICH HAS LED TO SIGNIFICANT STOCK PRICE DECLINES AND LIMITED ACCESS TO CAPITAL.

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

DETERIORATION IN FINANCIAL PERFORMANCE

 . Over the past several years as the government and commercial marketplace have become increasingly competitive, most industry participants have seen a deterioration in their financial performance.

   . Margins have eroded due to overcapacity and fierce price competition; the marketplace demands cost efficiencies.
   . Earnings predictability is inconsistent at best due to the dependence on the government marketplace (DOD, DOE and EPA).



          [CHART OF EBITDA AS A % OF GROSS REVENUES(1) APPEARS HERE]

                      (% OF GROSS REVENUES)

                            YEAR     %
                            ----   ----
                            1992   9.5%
                            1993   8.0%
                            1994   7.9%
                            1995   8.3%
                            1995   5.9%
               LTM AS OF 9/31/97   5.3%


           [CHART OF EBIT AS A % OF GROSS REVENUES(1) APPEARS HERE]


                      (% OF GROSS REVENUES)

                            YEAR     %
                            ----   ----
                            1992   6.7%
                            1993   5.2%
                            1994   5.2%
                            1995   5.8%
                            1996   3.0%
               LTM AS OF 9/30/97   2.6%


(1) Industry includes: Dames & Moore, EMCON, Fluor Daniel GTI, Harding Lawson Associates,ICF Kaiser, International Technology, OHM Corporation, Roy F. Weston, Sevenson Environmental Services, Tetra Tech and TRC Companies.

DONALDSON, LUFKIN & JENRETTE

DECLINING STOCK PERFORMANCE.


   . The following chart illustrates the poor stock performance of the industry over the past five years. As a result, most of the companies in the industry have had limited access to capital to grow their businesses.

     ENVIRONMENTAL CONSULTING/ENGINEERING & REMEDIATION INDEX VS. S&P 500
                     DECEMBER 31, 1992 - DECEMBER 31, 1997

              MONTHLY FROM DECEMBER 31, 1992 - DECEMBER 31, 1997


           [GRAPH REPRESENTING THE DATA LISTED BELOW APPEARS BELOW]

                 DATE      S&P500  INDEX
                12/31/92   100.00  100.00
                 1/29/93   100.70  107.71
                 2/26/93   101.76  103.93
                 3/31/93   103.66   98.63
                 4/30/93   101.03   85.50
                 5/28/93   103.32   91.92
                 6/30/93   103.40   90.21
                 7/30/93   102.85   93.28
                 8/31/93   106.39   94.34
                 9/30/93   105.33   93.84
                10/29/93   107.37   90.69
                11/30/93   105.99   92.43
                12/31/93   107.06   94.40
                 1/31/94   110.53  105.83
                 2/28/94   107.21  107.78
                 3/31/94   102.31  100.20
                 4/29/94   103.49   99.19
                 5/31/94   104.77   87.92
                 6/30/94   101.96   78.44
                 7/29/94   105.18   82.11
                 8/31/94   109.13   83.78
                 9/30/94   106.19   82.29
                10/31/94   108.41   81.85
                11/30/94   104.13   69.27
                12/30/94   105.41   71.95
                 1/31/95   107.97   67.42
                 2/28/95   111.86   69.04
                 3/31/95   114.92   71.87
                 4/28/95   118.13   76.81
                 5/31/95   122.42   78.60
                 6/30/95   125.03   80.23
                 7/31/95   129.00   81.70
                 8/31/95   128.96   82.73
                 9/29/95   134.13   80.16
                10/31/95   133.46   69.40
                11/30/95   138.94   68.77
                12/29/95   141.36   67.81
                 1/31/96   145.97   65.10
                 2/29/96   146.99   63.92
                 3/29/96   148.15   62.58
                 4/30/96   150.14   65.43
                 5/31/96   153.57   70.04
                 6/28/96   153.92   66.53
                 7/31/96   146.88   59.43
                 8/30/96   149.64   61.63
                 9/30/96   157.74   66.16
                10/31/96   161.87   64.20
                11/29/96   173.74   67.20
                12/31/96   170.01   66.95
                 1/31/97   180.43   68.59
                 2/28/97   181.50   66.52
                 3/31/97   173.77   62.69
                 4/30/97   183.92   61.05
                 5/30/97   194.69   62.96
                 6/30/97   203.15   67.55
                 7/31/97   219.02   68.72
                 8/29/97   206.44   71.88
                 9/30/97   217.41   73.72
                10/31/97   209.91   74.44
                11/28/97   219.27   72.90
                12/31/97   222.72   72.13


Index Includes: Dames & Moore, EMCON, Fluor Daniel GTI, Harding Lawson, ICF Kaiser, International Technology, OHM Corporation, Roy F. Weston, Sevenson Environmental, TRC Companies and URS Corp.
Indexed prices are market cap. weighted.

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

STRATEGIES TO OVERCOME CHANGING INDUSTRY DYNAMICS.

  . Companies are attempting to overcome many of the challenges in the environmental consulting/engineering and remediation industry through a variety of strategies.

       - Pursuing new market opportunities, i.e. Brownfield sites, international, environmental technologies;

       - Expansion within the "needs" priority, focusing on both the water and solid waste markets;

       - Consolidation, including joint-venturing;

       - Restructuring, primarily through overhead reductions;

       - Improvement of the balance sheet by more aggressive working capital management; and

       - Capacity rationalization.

  . Most industry participants are focused on acquisition opportunities to further diversify away from difficult trends within the hazardous waste market.

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

INDUSTRY FUNDAMENTALS -- CASE STUDY

SCOTTY PROVIDES A GOOD CASE STUDY FOR HOW TO ADDRESS THE CHANGING INDUSTRY DYNAMICS.


SCOTTY

 . The following table illustrates many of the initiatives that Scotty is implementing in order to address the fundamental changes in the industry.

                   INITIATIVE STRATEGY                                                         INITIAL RESULTS
------------------------------------------------------------          -------------------------------------------------------
 .   COST CUTTING initiatives that have included an overall            .   Cost structure of Scotty has been significantly reduced.
    rationalization of the organization and the Company's                 S,G&A has dropped approximately 260 bps over the past
    infrastructure. Emphasis has been put on leveraging the               24 months.
    resources of the Company functionally rather than on
    traditional branch offices, which has led to seven office
    closures, movement of the corporate office, as well as
    rebalancing of labor, as 135 employees were eliminated in
    October, 1996.

 .   IMPROVEMENT OF THE COMPANY'S FINANCIAL POSITION AND BALANCE       .   Strong financial position with $62 million in cash and
    SHEET primarily through the relationship with the Carlyle             35% debt-to-capitalization (debt includes liabilities of
    Group, a Washington, D.C. based merchant bank. Through                discontinued operations).
    Carlyle's $45 million investment and their ongoing
    relationship, Scotty now has the opportunity to aggressively pursue acquisition opportunities.

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

SCOTTY

   INITIATIVE/STRATEGY

 . AGGRESSIVE CONSOLIDATION STRATEGY in which the Company expects to: (i) significantly increase its scale in order to drive profitability, and (ii) diversify its concentration away from the hazardous waste market and broaden the Company's capabilities (75% of business is in hazardous waste market).

 . PURSUE NEW MARKET OPPORTUNITIES, such as Brownfield properties and international markets, in order to enhance growth.

   INITIAL RESULTS

 . With the acquisition of Spock, Scotty will be the largest industry participant and one of the lowest cost service providers. The Company is actively pursuing additional opportunities with a focus on diversification and international opportunities.

 .  Numerous Brownfield projects underway, development of software products--
   Environmental Information Management, Technology Development lab established in Oak Ridge and an investment in a Taiwanese environmental services company.

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

TRANSACTION SUMMARY

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

STRATEGY UNDERLYING TRANSACTION


    TRANSACTION FURTHER ESTABLISHES SCOTTY AS A LEADER IN THE ENVIRONMENTAL CONSULTING/ENGINEERING AND REMEDIATION INDUSTRY.

  . Creates major industry player with over $1.0 billion combined revenue which should be well positioned for further consolidation of the environmental consulting/engineering and remediation industry.

  . Substantial cost savings are expected to be generated by consolidating
    Scotty's and Spock's workforces, facilities and proposal preparation and bidding efforts.

  . Other economic benefits.

    - Rationalization of excess capacity.

    - Increased operating leverage should enhance profit margins.


  . The two companies have significant overlap.

    - Geographic coverage.

    - Service offerings.

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

COST SAVINGS OVERVIEW

ANNUAL COST SAVINGS OF APPROXIMATELY $32.5 MILLION FALL INTO THREE BROAD CATEGORIES.

($ in millions)
 .Corporate and Regional G&A
                                                                                         1998(1)                 1999
------------------------------------------------------------------------------------------------------------------------
Projected cost savings from Corporate SG&A Departments                                   $ 5.3                  $10.5
Projected cost savings from rationalization of regional management structure               3.5                    7.0
Projected cost savings from facility closures (net of breakage costs)                      0.8                    1.5
------------------------------------------------------------------------------------------------------------------------
Savings                                                                                  $ 9.6                  $19.0

 .Proposal Preparation and Bidding
                                                                                         1998(1)                 1999
------------------------------------------------------------------------------------------------------------------------
Projected cost savings from bid/proposal marketing                                       $ 3.5                  $ 7.0
Projected savings from business development rationalization                              $ 2.0                    4.0
------------------------------------------------------------------------------------------------------------------------
Savings                                                                                  $ 5.5                  $11.0

 .Operating Improvements
                                                                                         1998(1)                 1999
------------------------------------------------------------------------------------------------------------------------
Projected cost savings of insurance programs                                             $ 0.8                  $ 1.5
Projected improved billability                                                             0.5                    1.0
------------------------------------------------------------------------------------------------------------------------
Savings                                                                                  $ 1.3                  $ 2.5
------------------------------------------------------------------------------------------------------------------------
Total savings                                                                            $16.4                  $32.5
------------------------------------------------------------------------------------------------------------------------

(1)  1998 is a half-year impact of cost savings.

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE


MECHANICS OF THE TRANSACTION


  . Scotty will commence a tender offer for 14.4 million of Spock's outstanding shares for $11.50 in cash.

  . Immediately prior to the close of the tender offer, Spock will spin-off its stake in NSC Corporation (4.01 million shares) to its shareholders.

  . Following the tender offer, Spock will repurchase 17% of its outstanding shares (4.8 million) from Waste Management, Inc. for $11.50 in cash.

  . In the second step, the remaining Spock shares will be converted into Scotty shares at an exchange rate of 1.39 to 1.00 to complete the merger.

  . Scotty will finance the tender offer with a bridge facility expected to be provided by Citibank and Bank of Boston.

  . At the close of the transaction, the bridge facility will then be rolled into a combination term loan/revolver which will also be used to refinance both Scotty's and Spock's outstanding debt.

  . The total transaction value is approximately $366.8 million.


DONALDSON, LUFKIN & JENRETTE

                                                             PROJECT ENTERPRISE

PRO FORMA OWNERSHIP SUMMARY

 (shares in millions)        CURRENTLY     REPURCHASED IN     TENDERED IN     ISSUED IN     SCOTTY SHARES HELD     FULLY DILUTED
                            OUTSTANDING     TRANSACTION       TRANSACTION    TRANSACTION    AFTER TRANSACTION        OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
SCOTTY SHAREHOLDERS
Shares underlying Scotty
  in-the-money Convertible
    Debt                          5.9             -               -                -                5.9                 21.7%
Scotty Primary Shares Held        9.7             -               -              11.7               9.7                 35.6
------------------------------------------------------------------------------------------------------------------------------------
Total Scotty Shares              15.6             -               -              11.7

SPOCK SHAREHOLDERS
WMX Shares                        9.7            4.8              1.9              -                4.1                 15.0%
Kirk Brothers Shares              4.3             -               3.0              -                1.8                  6.7
Wayne Huizenga                    1.0             -               0.7              -                0.4                  1.5
Public Shares Held               12.5             -               8.7              -                5.4                 19.5
------------------------------------------------------------------------------------------------------------------------------------
Total Spock Shares               27.6                                              -

Total Scotty Shares              15.6                              -             11.7              27.3                100.0%
------------------------------------------------------------------------------------------------------------------------------------

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

SCOTTY 1998 EPS ACCRETION/DILUTION ANALYSIS
THE TRANSACTION WILL BE HIGHLY ACCRETIVE TO SCOTTY'S SHAREHOLDERS.

 .  Anticipated impact on Scotty's earnings per share.

                                                                                   FISCAL YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
                                                                          1998                              1999
----------------------------------------------------------------------------------------------------------------------------------
Scotty Stand-Alone EPS                                                    $0.21                             $0.48
Pro Forma Combined EPS                                                     0.52                              1.09
    EPS Accretion/(Dilution)                                             149.7%                            126.5%
----------------------------------------------------------------------------------------------------------------------------------
                                                                           PRETAX SYNERGIES
                                       -------------------------------------------------------------------------------------------
                                          $0.0       $5.0       $10.0       $15.0       $20.0       $25.0       $30.0       $35.0
----------------------------------------------------------------------------------------------------------------------------------
Scotty Stand-Alone 1998 EPS-$0.21
Pro Forma 1998 EPS                       $0.17      $0.28       $0.39       $0.49       $0.60       $0.71       $0.81       $0.92
    Accretion/(Dilution)                (16.7%)     34.1%       84.8%      135.5%      186.3%      237.0%      287.7%      338.4%
---------------------------------------------------------------------------------------------------------------------------------

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

SCOPE OF ASSIGNMENT AND VALUATION METHODOLOGY


DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

SCOPE OF ASSIGNMENT AND VALUATION METHODOLOGY

     . As part of DLJ's engagement letter dated December 22, 1997, DLJ has been requested to provide a fairness opinion for the proposed acquisition of Spock by Scotty.

     . DLJ participated in the discussions between the managements of Spock and Scotty for due diligence and negotiating the merger agreement.

     . DLJ reviewed the stock price performance and trading activity of Spock's and Scotty's common stock.

     .  DLJ employed several valuation methodologies for Spock.

          - Comparable company analysis.
          - Comparable transaction analysis.
          - Discounted cash flow analysis.

     . Valuation of Spock was based upon Spock's management projections which were reduced by Scotty management.

     .  DLJ also valued Scotty, to ensure that the market value is reasonable.

          - Comparable company analysis.
          - Discounted cash flow analysis.

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE


REVIEW OF SPOCK'S AND SCOTTY'S STOCK
PRICE PERFORMANCE & TRADING ACTIVITY

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

LATEST TWELVE MONTHS STOCK PRICE HISTORY

[GRAPH REPRESENTING THE DATA LISTED BELOW APPEARS HERE]

SPOCK
WEEKLY FROM JANUARY 3, 1997 - JANUARY 2, 1998

           PRICE/VOLUME ANALYSIS


   DATE            VOLUME(1)    PRICE CLOSE
----------        --------     --------------
   1/3/97          274.90          8.75
  1/10/97          189.80          8.50
  1/17/97          185.00          8.75
  1/24/97          121.30          8.38
  1/31/97          239.30          9.00
   2/7/97          128.00          8.38
  2/14/97          145.70          8.00
  2/21/97          140.70          8.25
  2/28/97          151.00          7.88
   3/7/97          184.90          8.38
  3/14/97          147.50          8.38
  3/21/97          156.90          8.13
  3/27/97           80.60          8.00
   4/4/97          163.20          7.63
  4/11/97          108.50          7.50
  4/18/97          106.20          7.88
  4/25/97           78.90          7.38
   5/2/97          102.60          7.88
   5/9/97          150.30          7.50
  5/16/97           83.40          7.75
  5/23/97          154.90          8.00
  5/30/97          105.70          8.00
   6/6/97          146.30          8.13
  6/13/97          168.60          8.25
  6/20/97          182.80          8.38
  6/27/97          197.00          8.50
   7/3/97           76.30          8.38
  7/11/97          178.90          8.38
  7/18/97          218.80          8.25
  7/25/97          158.80          7.88
   8/1/97          195.40          8.13
   8/8/97          231.40          8.50
  8/15/97          143.70          8.44
  8/22/97          231.30          8.31
  8/29/97          103.20          8.31
   9/5/97          177.90          8.13
  9/12/97          179.30          8.00
  9/19/97          252.70          6.81
  9/26/97          243.20          7.50
  10/3/97          355.20          8.13
 10/10/97          313.20          8.31
 10/17/97          458.40          8.94
 10/24/97          196.60          9.13
 10/31/97          198.90          8.63
  11/7/97          178.10          8.63
 11/14/97          128.80          9.06
 11/21/97          104.80          8.38
 11/28/97           36.00          8.50
  12/5/97          192.90          8.38
 12/12/97           87.70          8.31
 12/19/97          158.70          7.81
 12/26/97          101.70          7.56
   1/2/98          115.80          7.69


Low Price on 9/19/97 - $6.81
High Price on 10/21/97 - $9.31

(1)  Volume in thousands

[GRAPH REPRESENTING THE DATA LISTED BELOW APPEARS HERE]

SCOTTY
WEEKLY FROM JANUARY 3, 1997 - JANUARY 2, 1998


  Date              Volume(1)    Price Close
 ------            --------     -------------
  1/3/97             129.00          8.63
 1/10/97              76.70          8.50

 1/17/97             188.10          8.75
 1/24/97              91.10          8.50
 1/31/97             119.90          8.38
  2/7/97             129.80          8.38
 2/14/97             135.70          8.25
 2/21/97              43.50          8.38
 2/28/97             101.30          8.63
  3/7/97              47.90          8.50
 3/14/97              53.80          8.25
 3/21/97             100.80          7.75
 3/27/97             227.50          6.88
  4/4/97              96.60          6.75
 4/11/97             105.10          7.25
 4/18/97             134.00          7.38
 4/25/97              86.30          7.25
  5/2/97             143.10          7.38
  5/9/97              94.60          7.00
 5/16/97              43.20          7.00
 5/23/97              74.50          7.00
 5/30/97              77.00          7.25
  6/6/97             156.60          7.63
 6/13/97             163.90          7.88
 6/20/97              60.30          7.75
 6/27/97              48.70          7.50
  7/3/97              46.70          7.63
 7/11/97             233.80          8.00
 7/18/97              97.80          7.75
 7/25/97             202.90          7.63
  8/1/97             397.20          7.31
  8/8/97             192.00          7.50
 8/15/97             105.30          7.19
 8/22/97             166.90          7.00
 8/29/97             260.40          7.31
  9/5/97             159.10          7.63
 9/12/97             288.40          8.00
 9/19/97             159.10          8.88
 9/26/97             154.80          8.81
 10/3/97             103.50          8.50
10/10/97             186.80          9.44
10/17/97              69.50          8.81
10/24/97             280.70          8.69
10/31/97             111.60          9.13
 11/7/97              84.50          9.13
11/14/97             109.10          8.56
11/21/97              52.00          8.38
11/28/97              80.20          8.25
 12/5/97              75.20          7.75
12/12/97             120.10          8.00
12/19/97             151.30          7.00
12/26/97             150.50          7.69
  1/2/98             199.80          7.44

Low Price on 4/3/97 - $6.50
High Price on 10/9/97 - $9.50

(1)  Volume in thousands

DONALDSON, LUFKIN & JENRETTE

FIVE YEAR STOCK PRICE HISTORY

SPOCK
WEEKLY FROM DECEMBER 3, 1992 - JANUARY 2, 1998

[GRAPH REPRESENTING THE DATA LISTED BELOW APPEARS HERE]

      DATE        VOLUME(1)   PRICE CLOSE
      ----        ------      -----------
   12/31/92         52.50         7.50
     1/8/93        120.50         8.25
    1/15/93         84.50         8.88
    1/22/93        104.20         8.88
    1/29/93         72.80         9.38
     2/5/93         66.00         8.63
    2/12/93         18.40         8.63
    2/19/93         33.80         9.00
    2/26/93         62.30         8.75
     3/5/93         42.60         9.00
    3/12/93        104.00         8.50
    3/19/93         25.10         8.50
    3/26/93         27.80         8.25
     4/2/93         71.00         8.13
     4/8/93         34.10         7.75
    4/16/93         56.70         8.25
    4/23/93         44.60         7.88
    4/30/93         48.00         7.50
     5/7/93         63.20         8.00
    5/14/93         39.40         7.63
    5/21/93         92.00         7.75
    5/28/93         53.90         8.00
     6/4/93          8.90         7.88
    6/11/93         20.30         7.75
    6/18/93         72.30         8.38
    6/25/93         75.20         8.88
     7/2/93         72.00         9.00
     7/9/93         97.30         9.13
    7/16/93         40.40         9.13
    7/23/93         41.40         9.38
    7/30/93         90.80        10.25
     8/6/93         92.60         9.63
    8/13/93         39.40         9.50
    8/20/93         26.60         9.63
    8/27/93        120.10         9.88
     9/3/93         94.50         9.88
    9/10/93         49.90         9.75
    9/17/93         81.90        10.25
    9/24/93         83.80        10.38
    10/1/93        316.00        11.63
    10/8/93        120.70        11.38
   10/15/93         42.40        11.50
   10/22/93        358.60        11.75
   10/29/93         85.60        12.00
    11/5/93        141.00        11.50
   11/12/93         59.50        11.75
   11/19/93         51.10        12.13
   11/26/93         34.80        11.75
    12/3/93         97.00        11.75
   12/10/93       1433.80        11.25
   12/17/93        557.50        11.13
   12/23/93        714.70        11.13
   12/31/93        258.70        11.50
     1/7/94        360.00        11.88
    1/14/94        294.60        11.88
    1/21/94        988.00        13.38
    1/28/94        452.60        14.25
     2/4/94       1035.10        15.75
    2/11/94        486.70        16.25
    2/18/94        618.10        16.75
    2/25/94        339.90        15.50
     3/4/94        346.60        15.88
    3/11/94        305.80        15.50
    3/18/94        350.60        16.13
    3/25/94        369.60        17.25
    3/31/94        254.80        16.25
     4/8/94        497.30        17.63
    4/15/94        392.20        16.75
    4/22/94        749.70        16.25
    4/29/94        323.50        17.63
     5/6/94        581.90        16.25
    5/13/94       1173.60        15.13
    5/20/94        531.00        15.25
    5/27/94        509.30        13.75
     6/3/94        511.10        13.63
    6/10/94        820.30        12.25
    6/17/94        504.30        11.50
    6/24/94        407.90        11.00
     7/1/94        346.40        11.00
     7/8/94        296.00        11.00
    7/15/94        319.90        11.50
    7/22/94        469.40        13.13
    7/29/94        146.90        12.88
     8/5/94        845.00        11.50
    8/12/94        150.20        11.50
    8/19/94        213.10        11.50
    8/26/94        199.70        11.75
     9/2/94        250.60        12.50
     9/9/94        120.90        11.50
    9/16/94        478.50        11.25
    9/23/94        206.00        11.75
    9/30/94        160.30        11.50
    10/7/94        313.90        10.63
   10/14/94        183.70        10.88
   10/21/94        147.90        10.63
   10/28/94        180.40        11.38
    11/4/94        561.50         9.88
   11/11/94        168.40         9.63
   11/18/94         98.30         9.38
   11/25/94        123.80         9.25
    12/2/94       4467.90         6.88
    12/9/94       1485.20         7.38
   12/16/94        300.60         7.63
   12/23/94        260.50         8.13
   12/30/94        242.30         8.50
     1/6/95        273.00         8.50
    1/13/95        262.50         7.50
    1/20/95        227.90         7.38
    1/27/95        229.80         7.00
     2/3/95        168.40         7.63
    2/10/95        226.90         7.63
    2/17/95        216.40         7.63
    2/24/95        276.20         7.25
     3/3/95        607.70         7.25
    3/10/95        902.30         8.50
    3/17/95        217.60         8.50
    3/24/95        218.30         8.13
    3/31/95       1996.90        10.13
     4/7/95       1218.70        12.13
    4/13/95        458.10        11.25
    4/21/95        355.20        11.38
    4/28/95        231.30        11.13
     5/5/95        198.70        11.00
    5/12/95        199.90        11.00
    5/19/95        221.90        11.13
    5/26/95        569.50        11.63
     6/2/95        328.70        12.13
     6/9/95        312.40        11.38
    6/16/95        269.50        11.13
    6/23/95        358.40        10.88
    6/30/95        512.20        12.13
     7/7/95        716.80        12.88
    7/14/95        664.70        14.38
    7/21/95        676.70        13.63
    7/28/95        905.10        13.13
     8/4/95        724.10        12.50
    8/11/95        445.70        11.75
    8/18/95        393.40        11.75
    8/25/95        258.60        11.63
     9/1/95        259.40        11.00
     9/8/95        245.00        11.00
    9/15/95        463.80         9.88
    9/22/95       1049.70        10.50
    9/29/95        856.90         9.00
    10/6/95        227.60         8.88
   10/13/95        153.90         8.88
   10/20/95        131.70         8.75
   10/27/95        116.50         8.38
    11/3/95        212.20         8.50
   11/10/95        160.20         8.88
   11/17/95        154.40         8.25
   11/24/95         74.90         8.25
    12/1/95        235.10         8.50
    12/8/95        300.50         7.75
   12/15/95        598.90         7.50
   12/22/95        484.60         7.50
   12/29/95        398.90         7.38
     1/5/96        150.30         8.13
    1/12/96        134.70         7.88
    1/19/96        144.60         7.38
    1/26/96        280.50         7.25
     2/2/96        146.40         7.75
     2/9/96        119.50         7.25
    2/16/96        294.40         7.38
    2/23/96         64.60         7.38
     3/1/96        127.90         7.00
     3/8/96        130.90         7.13
    3/15/96        155.70         7.25
    3/22/96         85.00         7.13
    3/29/96        113.90         7.38
     4/4/96        163.30         7.25
    4/12/96        145.60         7.38
    4/19/96        194.00         7.75
    4/26/96        318.70         9.13
     5/3/96        328.70         8.38
    5/10/96        208.80         8.38
    5/17/96        132.50         8.50
    5/24/96        181.10         9.25
    5/31/96         87.00         8.88
     6/7/96         62.80         8.25
    6/14/96         93.40         8.00
    6/21/96         98.00         7.88
    6/28/96        287.90         7.00
     7/5/96         98.90         7.25
    7/12/96        133.00         6.75
    7/19/96        119.70         7.00
    7/26/96        129.40         6.50
     8/2/96        171.00         7.00
     8/9/96        115.50         7.50
    8/16/96         78.10         7.38
    8/23/96         85.20         7.00
    8/30/96         43.40         7.13
     9/6/96        108.80         7.00
    9/13/96         84.40         7.00
    9/20/96        140.20         7.25
    9/27/96        221.40         7.63
    10/4/96        309.20         8.25
   10/11/96        119.30         8.38
   10/18/96         68.20         7.88
   10/25/96         94.10         7.75
    11/1/96         89.00         7.63
    11/8/96        112.90         7.50
   11/15/96        187.60         7.38
   11/22/96        163.40         7.38
   11/29/96        249.70         8.50
    12/6/96        182.20         7.63
   12/13/96        195.60         8.00
   12/20/96        217.60         8.13
   12/27/96        117.10         8.00
     1/3/97        274.90         8.75
    1/10/97        189.80         8.50
    1/17/97        185.00         8.75
    1/24/97        121.30         8.38
    1/31/97        239.30         9.00
     2/7/97        128.00         8.38
    2/14/97        145.70         8.00
    2/21/97        140.70         8.25
    2/28/97        151.00         7.88
     3/7/97        184.90         8.38
    3/14/97        147.50         8.38
    3/21/97        156.90         8.13
    3/27/97         80.60         8.00
     4/4/97        163.20         7.63
    4/11/97        108.50         7.50
    4/18/97        106.20         7.88
    4/25/97         78.90         7.38
     5/2/97        102.60         7.88
     5/9/97        150.30         7.50
    5/16/97         83.40         7.75
    5/23/97        154.90         8.00
    5/30/97        105.70         8.00
     6/6/97        146.30         8.13
    6/13/97        168.60         8.25
    6/20/97        182.80         8.38
    6/27/97        197.00         8.50
     7/3/97         76.30         8.38
    7/11/97        178.90         8.38
    7/18/97        218.80         8.25
    7/25/97        158.80         7.88
     8/1/97        195.40         8.13
     8/8/97        231.40         8.50
    8/15/97        143.70         8.44
    8/22/97        231.30         8.31
    8/29/97        103.20         8.31
     9/5/97        177.90         8.13
    9/12/97        179.30         8.00
    9/19/97        252.70         6.81
    9/26/97        243.20         7.50
    10/3/97        355.20         8.13
   10/10/97        313.20         8.31
   10/17/97        458.40         8.94
   10/24/97        196.60         9.13
   10/31/97        198.90         8.63
    11/7/97        178.10         8.63
   11/14/97        128.80         9.06
   11/21/97        104.80         8.38
   11/28/97         36.00         8.50
    12/5/97        192.90         8.38
   12/12/97         87.70         8.31
   12/19/97        158.70         7.81
   12/26/97        101.70         7.56
     1/2/98        115.80         7.69

Low price on    4/3/97 - $ 6.50
High price on  1/15/93 - $29.00

(1)  Volume in thousands

PRICE VOLUME ANALYSIS

SCOTTY
WEEKLY FROM DECEMBER 31, 1992 - JANUARY 2, 1998

[GRAPH REPRESENTING THE DATA LISTED BELOW APPEARS HERE]

      DATE        VOLUME(1)   PRICE CLOSE
      ----        ------      -----------
     12/31/92      223.18        23.00
       1/8/93      147.65        24.00
      1/15/93      331.73        29.00
      1/22/93      211.13        27.50
      1/29/93      161.00        27.50
       2/5/93      150.48        27.00
      2/12/93      161.98        27.00
      2/19/93       84.65        26.50
      2/26/93       48.28        26.00
       3/5/93       55.75        26.50
      3/12/93       61.60        24.50
      3/19/93       50.83        25.00
      3/26/93       47.68        21.50
       4/2/93      124.63        21.50
       4/8/93      139.55        21.50
      4/16/93      100.05        20.50
      4/23/93       34.08        21.50
      4/30/93       27.00        22.00
       5/7/93       56.23        21.50
      5/14/93       83.30        21.00
      5/21/93       57.10        21.50
      5/28/93       97.05        23.00
       6/4/93       78.33        22.50
      6/11/93       34.33        22.00
      6/18/93       31.68        21.00
      6/25/93       42.85        20.00
       7/2/93       81.48        20.00
       7/9/93       78.73        20.50
      7/16/93       65.40        20.50
      7/23/93       41.80        19.00
      7/30/93      105.85        23.00
       8/6/93       54.40        22.50
      8/13/93       57.48        23.00
      8/20/93       90.40        22.50
      8/27/93       47.65        22.50
       9/3/93       51.93        23.00
      9/10/93       27.78        22.00
      9/17/93      106.60        20.00
      9/24/93      227.48        17.50
      10/1/93      146.28        17.00
      10/8/93       56.70        16.50
     10/15/93      309.03        15.50
     10/22/93       90.68        15.50
     10/29/93       64.23        15.50
      11/5/93       74.38        15.50
     11/12/93       74.98        16.00
     11/19/93       60.88        15.50
     11/26/93       41.20        15.00
      12/3/93      135.15        15.50
     12/10/93      303.73        17.00
     12/17/93      387.98        15.00
     12/23/93      233.13        14.50
     12/31/93      170.30        15.00
       1/7/94      131.28        14.00
      1/14/94      176.68        13.50
      1/21/94      111.80        13.00
      1/28/94      122.80        14.00
       2/4/94       76.50        13.50
      2/11/94      195.98        12.00
      2/18/94      183.80        13.00
      2/25/94      166.75        14.50
       3/4/94      119.33        13.50
      3/11/94       53.25        13.50
      3/18/94      128.70        14.00
      3/25/94       51.60        13.50
      3/31/94       84.98        12.00
       4/8/94      108.60        11.50
      4/15/94      114.80        10.50
      4/22/94      248.90        11.50
      4/29/94       72.70        11.50
       5/6/94      217.78        12.00
      5/13/94       41.70        11.50
      5/20/94       50.85        11.00
      5/27/94      111.10        11.00
       6/3/94       71.93        11.00
      6/10/94       97.95        12.00
      6/17/94       51.20        12.00
      6/24/94       98.98        10.50
       7/1/94       55.00        11.00
       7/8/94       35.28        10.00
      7/15/94      109.48        10.50
      7/22/94       77.73        10.50
      7/29/94      329.13        12.00
       8/5/94       96.20        12.50
      8/12/94       23.63        12.00
      8/19/94       72.10        12.50
      8/26/94      215.08        13.50
       9/2/94       47.33        13.00
       9/9/94       60.48        13.50
      9/16/94      157.58        15.00
      9/23/94       98.90        14.00
      9/30/94       72.58        14.50
      10/7/94      361.53        16.50
     10/14/94      173.50        17.00
      0/21/94       96.90        17.00
      0/28/94      133.78        16.50
      11/4/94       96.88        15.00
      1/11/94       81.68        14.00
      1/18/94       80.95        14.00
      1/25/94       71.68        13.00
      12/2/94       83.10        12.00
      12/9/94       69.50        12.00
      2/16/94      142.58        12.00
      2/23/94       71.50        12.00
      2/30/94      134.38        12.50
       1/6/95       74.40        11.50
       1/13/9      129.98        11.00
       1/20/5       98.23        11.00
       1/2795       74.80        11.00
       2/3/95       77.53        10.50
       2/0/95       52.40        11.00
      2/17/95       67.43        11.50
      2/24/95       96.78        11.50
       3/3/95       93.80        11.50
      3/10/95      132.50        11.00
      3/17/95      101.45        11.00
      3/24/95       85.70        10.50
      3/31/95      263.60         9.50
       4/7/95      137.38        10.00
      4/13/95      116.08        11.50
      4/21/95       67.68        11.00
      4/28/95       31.85        11.50
       5/5/95       55.23        10.50
      5/12/95      462.68        11.50
      5/19/95      328.15        13.50
      5/26/95      146.50        12.00
       6/2/95       34.90        11.50
       6/9/95       57.90        12.00
      6/16/95       87.43        11.50
      6/23/95       94.20        11.00
      6/30/95      118.38        12.00
       7/7/95       36.63        11.50
      7/14/95      155.78        13.00
      7/21/95      129.88        12.00
      7/28/95       82.10        12.00
       8/4/95      304.45        14.00
      8/11/95      158.58        14.00
      8/18/95       78.60        13.00
      8/25/95      239.88        13.50
       9/1/95      121.13        12.50
       9/8/95      306.20        15.50
      9/15/95      201.93        14.00
      9/22/95       59.60        14.00
      9/29/95       56.10        13.50
      10/6/95       63.33        12.50
      0/13/95       56.80        11.50
      0/20/95       34.40        11.50
      0/27/95      171.55        11.50
      11/3/95       59.23        11.50
      1/10/95       51.80        10.50
      1/17/95      100.25        10.50
      1/24/95       58.90        10.00
      12/1/95      141.13        10.00
      12/8/95      155.83         9.50
      2/15/95      221.45         9.50
      2/22/95       80.35         9.50
      2/29/95      293.48        11.00
       1/5/96       67.40        11.00
      1/12/96      133.60         9.50
      1/19/96       64.50        10.00
      1/26/96      125.53         9.00
       2/2/96      150.63         9.00
       2/9/96      195.18         9.50
      2/16/96       59.70        10.00
      2/23/96       52.38         9.50
       3/1/96       65.95         9.00
       3/8/96       60.73         9.00
      3/15/96       63.08         9.00
      3/22/96      118.25        10.00
      3/29/96      320.23        10.00
       4/4/96      135.98         9.50
      4/12/96      141.83        10.50
      4/19/96       56.65        10.00
      4/26/96      232.98         9.50
       5/3/96      932.13         9.50
      5/10/96      577.88        11.00
      5/17/96      445.95        11.00
      5/24/96      336.25        11.50
      5/31/96      115.20        11.00
       6/7/96      128.85        11.50
      6/14/96      186.33        11.00
      6/21/96      373.75        11.00
      6/28/96      155.78        11.00
       7/5/96      166.75        10.00
      7/12/96      291.03         9.50
      7/19/96      332.80         9.00
      7/26/96      173.05         8.50
       8/2/96       91.25         8.00
       8/9/96      146.38         8.50
      8/16/96      254.05         8.50
      8/23/96       65.23         8.50
      8/30/96      752.85        11.00
       9/6/96      533.18        11.50
      9/13/96      260.65        11.00
      9/20/96      229.78        10.50
      9/27/96      180.28        11.00
      10/4/96      337.63        11.50
      0/11/96      127.25        10.50
      0/18/96      147.58        10.50
      0/25/96      149.75         9.50
      11/1/96       99.60         9.50
      11/8/96      158.10        10.00
      1/15/96      207.28        10.00
      1/22/96      192.73         9.50
      1/29/96      117.50        10.13
      12/6/96      189.10         9.38
      2/13/96      217.60         8.75
      2/20/96      190.80         8.75
      2/27/96      200.50         8.50
       1/3/97      129.00         8.63
      1/10/97       76.70         8.50
      1/17/97      188.10         8.75
      1/24/97       91.10         8.50
      1/31/97      119.90         8.38
       2/7/97      129.80         8.38
      2/14/97      135.70         8.25
      2/21/97       43.50         8.38
      2/28/97      101.30         8.63
       3/7/97       47.90         8.50
      3/14/97       53.80         8.25
      3/21/97      100.80         7.75
      3/27/97      227.50         6.88
       4/4/97       96.60         6.75
      4/11/97      105.10         7.25
      4/18/97      134.00         7.38
      4/25/97       86.30         7.25
       5/2/97      143.10         7.38
       5/9/97       94.60         7.00
      5/16/97       43.20         7.00
      5/23/97       74.50         7.00
      5/30/97       77.00         7.25
       6/6/97      156.60         7.63
      6/13/97      163.90         7.88
      6/20/97       60.30         7.75
      6/27/97       48.70         7.50
       7/3/97       46.70         7.63
      7/11/97      233.80         8.00
      7/18/97       97.80         7.75
      7/25/97      202.90         7.63
       8/1/97      397.20         7.31
       8/8/97      192.00         7.50
      8/15/97      105.30         7.19
      8/22/97      166.90         7.00
      8/29/97      260.40         7.31
       9/5/97      159.10         7.63
      9/12/97      288.40         8.00
      9/19/97      159.10         8.88
      9/26/97      154.80         8.81
      10/3/97      103.50         8.50
      0/10/97      186.80         9.44
      0/17/97       69.50         8.81
      0/24/97      280.70         8.69
      0/31/97      111.60         9.13
      11/7/97       84.50         9.13
      1/14/97      109.10         8.56
      1/21/97       52.00         8.38
      1/28/97       80.20         8.25
      12/5/97       75.20         7.75
      2/12/95      120.10         8.00
      2/19/97      151.30         7.00
      2/26/97      150.50         7.69
      0/21/94       96.90        17.00
      0/28/94      133.78        16.50
      11/4/94       96.88        15.00
      1/11/94       81.68        14.00
      1/18/94       80.95        14.00
      1/25/94       71.68        13.00
      12/2/94       83.10        12.00
      12/9/94       69.50        12.00
      2/16/94      142.58        12.00
      2/23/94       71.50        12.00
      2/30/94      134.38        12.50
       1/6/95       74.40        11.50
      1/13/95      129.98        11.00
      1/20/95       98.23        11.00
      1/27/95       74.80        11.00
       2/3/95       77.53        10.50
      2/10/95       52.40        11.00
      2/17/95       67.43        11.50
      2/24/95       96.78        11.50
       3/3/95       93.80        11.50
      3/10/95      132.50        11.00
      3/17/95      101.45        11.00
      3/24/95       85.70        10.50
      3/31/95      263.60         9.50
       4/7/95      137.38        10.00
      4/13/95      116.08        11.50
      4/21/95       67.68        11.00
      4/28/95       31.85        11.50
       5/5/95       55.23        10.50
      5/12/95      462.68        11.50
      5/19/95      328.15        13.50
      5/26/95      146.50        12.00
       6/2/95       34.90        11.50
       6/9/95       57.90        12.00
      6/16/95       87.43        11.50
      6/23/95       94.20        11.00
      6/30/95      118.38        12.00
       7/7/95       36.63        11.50
      7/14/95      155.78        13.00
      7/21/95      129.88        12.00
      7/28/95       82.10        12.00
       8/4/95      304.45        14.00
      8/11/95      158.58        14.00
      8/18/95       78.60        13.00
      8/25/95      239.88        13.50
       9/1/95      121.13        12.50
       9/8/95      306.20        15.50
      9/15/95      201.93        14.00
      9/22/95       59.60        14.00
      9/29/95       56.10        13.50
      10/6/95       63.33        12.50
      0/13/95       56.80        11.50
      0/20/95       34.40        11.50
      0/27/95      171.55        11.50
      11/3/95       59.23        11.50
      1/10/95       51.80        10.50
      1/17/95      100.25        10.50
      1/24/95       58.90        10.00
      12/1/95      141.13        10.00
      12/8/95      155.83         9.50
      2/15/95      221.45         9.50
      2/22/95       80.35         9.50
      2/29/95      293.48        11.00
       1/5/96       67.40        11.00
      1/12/96      133.60         9.50
      1/19/96       64.50        10.00
      1/26/96      125.53         9.00
       2/2/96      150.63         9.00
       2/9/96      195.18         9.50
      2/16/96       59.70        10.00
      2/23/96       52.38         9.50
       3/1/96       65.95         9.00
       3/8/96       60.73         9.00
      3/15/96       63.08         9.00
      3/22/96      118.25        10.00
      3/29/96      320.23        10.00
       4/4/96      135.98         9.50
      4/12/96      141.83        10.50
      4/19/96       56.65        10.00
      4/26/96      232.98         9.50
       5/3/96      932.13         9.50
      5/10/96      577.88        11.00
      5/17/96      445.95        11.00
      5/24/96      336.25        11.50
      5/31/96      115.20        11.00
       6/7/96      128.85        11.50
      6/14/96      186.33        11.00
      6/21/96      373.75        11.00
      6/28/96      155.78        11.00
       7/5/96      166.75        10.00
      7/12/96      291.03         9.50
      7/19/96      332.80         9.00
      7/26/96      173.05         8.50
       8/2/96       91.25         8.00
       8/9/96      146.38         8.50
      8/16/96      254.05         8.50
      8/23/96       65.23         8.50
      8/30/96      752.85        11.00
       9/6/96      533.18        11.50
      9/13/96      260.65        11.00
      9/20/96      229.78        10.50
      9/27/96      180.28        11.00
      10/4/96      337.63        11.50
      0/11/96      127.25        10.50
      0/18/96      147.58        10.50
      0/25/96      149.75         9.50
      11/1/96       99.60         9.50
      11/8/96      158.10        10.00
      1/15/96      207.28        10.00
      1/22/96      192.73         9.50
      1/29/96      117.50        10.13
      12/6/96      189.10         9.38
      2/13/96      217.60         8.75
      2/20/96      190.80         8.75
      2/27/96      200.50         8.50
       1/3/97      129.00         8.63
      1/10/97       76.70         8.50
      1/17/97      188.10         8.75
      1/24/97       91.10         8.50
      1/31/97      119.90         8.38
       2/7/97      129.80         8.38
      2/14/97      135.70         8.25
      2/21/97       43.50         8.38
      2/28/97      101.30         8.63
       3/7/97       47.90         8.50
      3/14/97       53.80         8.25
      3/21/97      100.80         7.75
      3/27/97      227.50         6.88
       4/4/97       96.60         6.75
      4/11/97      105.10         7.25
      4/18/97      134.00         7.38
      4/25/97       86.30         7.25
       5/2/97      143.10         7.38
       5/9/97       94.60         7.00
      5/16/97       43.20         7.00
      5/23/97       74.50         7.00
      5/30/97       77.00         7.25
       6/6/97      156.60         7.63
      6/13/97      163.90         7.88
      6/20/97       60.30         7.75
      6/27/97       48.70         7.50
       7/3/97       46.70         7.63
      7/11/97      233.80         8.00
      7/18/97       97.80         7.75
      7/25/97      202.90         7.63
       8/1/97      397.20         7.31
       8/8/97      192.00         7.50
      8/15/97      105.30         7.19
      8/22/97      166.90         7.00
      8/29/97      260.40         7.31
       9/5/97      159.10         7.63
      9/12/97      288.40         8.00
      9/19/97      159.10         8.88
      9/26/97      154.80         8.81
      10/3/97      103.50         8.50
      0/10/97      186.80         9.44
      0/17/97       69.50         8.81
      0/24/97      280.70         8.69
      0/31/97      111.60         9.13
      11/7/97       84.50         9.13
      1/14/97      109.10         8.56
      1/21/97       52.00         8.38
      1/28/97       80.20         8.25
      12/5/97       75.20         7.75
      2/12/95      120.10         8.00
      2/19/97      151.30         7.00
      2/26/97      150.50         7.69
       1/2/98      199.80         7.44

Low price on    7/24/96 - $ 6.38
High price on    4/6/94 - $18.50

(1)  Volume in thousands

      DONALDSON, LUFKIN & JENRETTE

SELECTED INDICES -- LATEST TWELVE MONTHS

   WEEKLY FROM JANUARY 3, 1997 - JANUARY 2, 1998

            [GRAPH REPRESENTING THE DATA LISTED BELOW APPEARS HERE]

                          STOCK PRICE COMPARISON



       DATE       SPOCK   SCOTTY    S&P500    ENVIRONMENTAL CONSULTING/
                                              ENGINEERING INDEX
        1/3/97    100.00  100.00    100.00    100.00
       1/10/97     97.14   98.55    101.53     99.26
       1/17/97    100.00  101.45    103.76     99.54
       1/24/97     95.71   98.55    103.01     98.78
       1/31/97    102.86   97.10    105.10     97.82
        2/7/97     95.71   97.10    105.55     98.02
       2/14/97     91.43   95.65    108.08     97.82
       2/21/97     94.29   97.10    107.18     95.74
       2/28/97     90.00  100.00    105.72     97.86
        3/7/97     95.71   98.55    107.61     95.32
       3/14/97     95.71   95.65    106.03     89.96
       3/21/97     92.86   89.86    104.82     90.48
       3/27/97     91.43   79.71    103.46     89.79
        4/4/97     87.14   78.26    101.32     88.63
       4/11/97     85.71   84.06     98.61     89.05
       4/18/97     90.00   85.51    102.45     89.02
       4/25/97     84.29   84.06    102.32     89.28
        5/2/97     90.00   85.51    108.68     88.47
        5/9/97     85.71   81.16    110.26     84.93
       5/16/97     88.57   81.16    110.92     88.13
       5/23/97     91.43   81.16    113.23     89.95
       5/30/97     91.43   84.06    113.40     88.12
        6/6/97     92.86   88.41    114.70     90.13
       6/13/97     94.29   91.30    119.42     92.23
       6/20/97     95.71   89.86    120.14     91.87
       6/27/97     97.14   86.96    118.62     91.27
        7/3/97     95.71   88.41    122.58     93.40
       7/11/97     95.71   92.75    122.55     92.86
       7/18/97     94.29   89.86    122.36     92.10
       7/25/97     90.00   88.41    125.50     95.78
        8/1/97     92.86   84.78    126.62     95.79
        8/8/97     97.14   86.96    124.80     96.73
       8/15/97     96.43   83.33    120.42     93.60
       8/22/97     95.00   81.16    123.46     97.46
       8/29/97     95.00   84.78    120.25     98.09
        9/5/97     92.86   88.41    124.20     98.46
       9/12/97     91.43   92.75    123.51    100.07
       9/19/97     77.86  102.90    127.07    102.54
       9/26/97     85.71  102.17    126.36    102.76
       10/3/97     92.86   98.55    129.01    105.31
      10/10/97     95.00  109.42    129.27    107.76
      10/17/97    102.14  102.17    126.22    105.52
      10/24/97    104.29  100.72    125.88    103.67
      10/31/97     98.57  105.80    122.27    102.89
       11/7/97     98.57  105.80    123.99    103.15
      11/14/97    103.57   99.28    124.11     99.62
      11/21/97     95.71   97.10    128.75     98.24
      11/28/97     97.14   95.65    127.72     99.66
       12/5/97     95.71   89.86    131.52    100.03
      12/12/97     95.00   92.75    127.45    102.15
      12/19/97     89.29   81.16    126.57    100.56
      12/26/97     86.43   89.13    125.19    102.40
        1/2/98     87.86   86.23    130.35    102.28

Environmental/Consulting Index Includes: Dames&Moore, EMCON, Fluor Daniel GTI, Harding Associates, ICF Kaiser, International Technology, Sevenson, TRC Cos., Roy F. Weston

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

STOCK PRICE HISTORY

SPOCK                                                              SCOTTY

SELECTED STOCK PRICES                                              SELECTED STOCK PRICES
----------------------------------------------                     ------------------------------------------------
Current Price (1/7/97)                $7.63                        Current Price (1/7/97)                   $8.00
52-week high                           9.50                        52-week high                              9.56
52-week low                            6.81                        52-week low                               6.38
----------------------------------------------                     ------------------------------------------------

                                                     AVERAGE                                                            AVERAGE
AVERAGE CLOSING PRICES PRIOR TO ANNOUNCEMENT       DAILY VOLUME    AVERAGE CLOSING PRICES PRIOR TO ANNOUNCEMENT       DAILY VOLUME
----------------------------------------------------------------   ----------------------------------------------------------------
30 days prior                          $7.87          24,790       30 days prior                          $7.68          36,348
60 days prior                           8.25          24,827       60 days prior                           8.06          26,915
90 days prior                           8.39          34,236       90 days prior                           8.39          25,109
120 days prior                          8.25          37,992       120 days prior                          8.03          31,444
360 days prior                          8.18          34,044       360 days prior                          7.93          27,394
----------------------------------------------------------------   ----------------------------------------------------------------

                                          BLENDED PRICE PER SHARE IMPLIED BY TRANSACTION
                                          -------------------------------------------------------
                                          Cash Consideration                             $8.00
                                          Scotty Stock Consideration                      3.39
                                          NSC Distribution                                0.35
                                          -------------------------------------------------------
                                          Total Consideration                           $11.74
                                          -------------------------------------------------------

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE


SPOCK VALUATION ANALYSIS

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

SPOCK STAND-ALONE PROJECTIONS

     ($ in millions)
                             PROJECTED YEAR ENDING MARCH 31,
                  ----------------------------------------------------
                     1997       1998       1999       2000       2001       CAGR
     ------------------------------------------------------------------------------
     Revenues       $517.7     $618.0     $702.4     $791.4     $848.8       13.2%
       Growth          -         19.4%      13.7%      12.7%       7.3%
     EBITDA           42.2       49.4       54.7       60.7       63.8
       Margin          8.2%       8.0%       7.8%       7.7%       7.5%
     EBIT             26.2       32.4       36.6       40.8       42.7
       Margin          5.1%       5.2%       5.2%       5.2%       5.0%
     ------------------------------------------------------------------------------

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE


COMPARABLE COMPANY MULTIPLES


                       MULTIPLES          IMPLIED                      INDUSTRY MULTIPLES
                       IMPLIED BY      MULTIPLES WITH  ----------------------------------------------------------------
                      TRANSACTION        SYNERGIES        LOW                 AVERAGE                 HIGH
=======================================================================================================================
LTM Revenues              0.7x            0.7x            0.2x                 0.6x                    1.6x

LTM EBITDA                8.5             4.9             3.0                  7.1                    12.7

LTM EBIT                 13.6             6.3             4.5                  9.7                    13.0


Proj. 1997 Net Income    24.0             9.6             9.3                 19.1                    40.6

Proj. 1998 Net Income    19.6             8.8             8.0                 18.0                    35.3
=======================================================================================================================

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE


COMPARABLE COMPANY ANALYSIS


  . DLJ analyzed the trading multiples of the following public companies, all of which participate in the environmental consulting/engineering and remediation industry:

                 Dames & Moore, Inc.                  Sevenson

                 EMCON                                Tetra Tech, Inc.

                 Fluor Daniel GTI                     TRC Company, Inc.

                 Harding Lawson Associates            URS Corp.

                 ICF Kaiser Int'l Inc.                Roy F. Weston

                 International Technology Corp.       ATC Group Services

                 OHM Corp.

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

COMPARABLE TRANSACTION ANALYSIS

                                            MULTIPLES             IMPLIED                           RANGE OF MULTIPLES
                                            IMPLIED BY         MULTIPLES WITH      -----------------------------------------------
                                            TRANSACTION          SYNERGIES           LOW              AVERAGE              HIGH
----------------------------------------------------------------------------------------------------------------------------------
LTM Revenue                                      0.7x               0.7x             0.2x              0.6x                1.9x
LTM EBITDA                                       8.5                4.9              4.0               7.8                10.6
LTM EBIT                                        13.6                6.3              4.1              12.6                18.7
----------------------------------------------------------------------------------------------------------------------------------

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

 . The following are selected mergers and acquisitions in the environmental consulting/engineering and remediation industry, and the transaction multiples paid based upon trailing financial data:


                                                                                    TOTAL           TOTAL ENTERPRISE MULTIPLES
  DATE                                                                           ENTERPRISE     ----------------------------------
 CLOSED                TARGET                              ACQUIROR                 VALUE       REVENUES      EBITDA        EBIT
----------------------------------------------------------------------------------------------------------------------------------
Pending    Safety Kleen                        Philip Services, Inc.                $1,891.6        1.9x        9.7x        16.3x
Pending    Halliburton, NUS, Brown & Root      Tetra Tech Inc.                          32.0        0.3          NA           NA
Pending    ATC Group Services, Inc.            WPG Corp. Develop. Assoc.               120.9        1.1         9.0         10.6
11/17/97   Woodward-Clyde                      URS Corp.                               125.7        0.4         7.4         12.0
06/18/97   Beneco Enterprises, Inc.            OHM Corp.                                14.7        0.2         4.0          4.1
04/18/97   Scientific Ecology                  GTS Duratek Corp.                        29.0        0.3          NM           NM
11/20/96   International Technology Corp.      Carlyle Group LP                        212.3        0.6         8.0         18.0
05/10/96   Groundwater Technology              Fluor Corporation                        80.0        0.5          NM         14.3
02/29/96   Organic Waste Tech., Inc.           EMCON                                    19.4        1.1         7.5         11.2
01/16/96   Earth Technology Corp.              Tyco International                       99.8        0.6         6.1          9.5
09/15/95   PRC Environmental                   Tetra Tech                               39.2        0.4        10.6         14.0
05/23/95   Rust International                  OHM Corp.                               117.2        0.5         7.8         18.7
04/06/95   Walk, Haydel                        Dames & Moore Inc.                       36.3        1.0          NM           NM
03/31/95   O-Brien-Kreitzberg                  Dames & Moore Inc.                       52.4        0.5          NM           NM
02/23/95   Hazwaste Industries                 Earth Technology Corp.                   30.9        0.7         7.6         10.2
11/21/94   Riedel Environ. Services            Canonie Environ. Ser.                    19.0        0.3          NM           NM
11/14/94   Enserch                             Foster Wheeler                           97.0        0.6          NA           NA
----------------------------------------------------------------------------------------------------------------------------------
        HIGH                                                                                        1.9x       10.6x        18.7x
        LOW                                                                                         0.2         4.0          4.1
        MEAN                                                                                        0.6         7.8         12.6
-----------------------------------------------------------------------------------------------------------------------------------
PENDING    SPOCK                               SCOTTY                                               0.7         8.5         13.6
-----------------------------------------------------------------------------------------------------------------------------------

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

DISCOUNTED CASH FLOW ANALYSIS OF SPOCK (1)

    SPOCK EQUITY VALUE PER SHARE INCLUDING SYNERGIES (2)

                                                         DISCOUNT RATE
                                           ----------------------------------------------
                                            10.0%       11.0%       12.0%       13.0%
-----------------------------------------------------------------------------------------
EBITDA                      6.5x           $17.59      $16.81      $16.08      $15.38
TERMINAL                    7.0x            18.72       17.90       17.11       16.37
MULTIPLE                    7.5x            19.86       18.98       18.15       17.36
----------------------------------------------------------------------------------------

SPOCK EQUITY VALUE PER SHARE

                                                         DISCOUNT RATE
                                           ----------------------------------------------
                                            10.0%       11.0%       12.0%       13.0%
-----------------------------------------------------------------------------------------
EBITDA                      6.5x           $10.42       $9.92       $9.44       $9.00
TERMINAL                    7.0x            11.18       10.65       10.14        9.66
MULTIPLE                    7.5x            11.95       11.38       10.84       10.33
----------------------------------------------------------------------------------------

(1)  Discounted to December 31, 1997.
(2) Includes $32.5 million of synergies, with a half-year impact of $16.4 million in 1998.

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE





ADDITIONAL CONSIDERATIONS





DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

NEWCO VS. SELECTED COMPARABLES

     THE TRANSACTION CLEARLY PLACES NEWCO AS THE INDUSTRY LEADER.


                                                                                 ICF KAISER
                                             NEWCO(1)     DAMES & MOORE INC.      INT'L INC.           URS CORP.    WESTON (ROY F)
 -----------------------------------------------------------------------------------------------------------------------------------
CURRENT MARKET DATA
 Current Stock Price (01/07/98)                               $12.94               $2.31               $15.13            $4.06
 Market Value                                                  233.1                52.0                160.2             39.7
 Enterprise Value(2)                                           363.7               180.5                261.2             45.1

MARKET MULTIPLES:
 Price/Proj. 1997 Calendar EPS(3)             -                 12.8X                9.3X                14.1X            40.6X
 Price/Proj. 1998 Calendar EPS(3)             -                 11.1                 8.0                 13.0             35.3
 Enterprise Value/LTM Gross Revenues          -                  0.5                 0.2                  0.4              0.2
 Enterprise Value/EBDAIT(4)                   -                  6.7                 5.8                  5.7               NM
 Enterprise Value/EBIT(5)                     -                  9.0                 8.5                  8.8               NM

LTM OPERATING DATA:
 Gross Revenues                             $1,078.6          $683.4            $1,064.7               $694.8           $243.9
 Operating Cash Flow (EBDAIT)(4)               111.8            54.0                30.9                 45.6           ($4.8)
 Operating Earnings (EBIT)(5)                   84.7            40.2                21.2                 29.8          ($10.3)
 Proj. 1997 Calendar Year EPS(3)                               $1.01               $0.25                $1.07            $0.10
 Proj. 1998 Calendar Year EPS(3)                                1.17                0.29                 1.17             0.12
------------------------------------------------------------------------------------------------------------------------- -----

     (1) Newco LTM Revenue, EBITDA and Ebit reflect projected 1998 figures based on information supplied by Scotty and Spock.
     (2)  Defined as Market Capitalization plus Debt less Cash.
     (3)  As Reported by First Call.
     (4) Defined as Earnings before Depreciation, Amortization, Interest and Taxes.
     (5)  Defined as Earnings before Interest and Taxes.

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE


EPS ACCRETION


   THE TRANSACTION WILL BE HIGHLY ACCRETIVE TO SCOTTY'S SHAREHOLDERS.


 . Anticipated impact on Scotty's earnings per share.


                                                                               FISCAL YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------------
                                                                           1998                            1999
=============================================================================================================================
Scotty Stand-Alone EPS                                                     $0.21                           $0.48

Pro Forma Combined EPS                                                      0.52                            1.09

   EPS Accretion/(Dilution)                                               149.7%                          126.5%
=============================================================================================================================



                                                                  PRETAX SYNERGIES
                                    -----------------------------------------------------------------------------------------
                                       $0.0     $5.0     $10.0     $15.0       $20.0        $25.0       $30.0         $35.0
=============================================================================================================================
Scotty Stand-Alone 1998 EPS-$0.21

Pro Forma 1998 EPS                    $0.17    $0.28     $0.39     $0.49       $0.60        $0.71       $0.81         $0.92

   Accretion/(Dilution)              (16.7%)   34.1%     84.8%    135.5%      186.3%       237.0%      287.7%        338.4%
=============================================================================================================================

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE


BALANCE SHEET AND CREDIT IMPLICATIONS


   THE TRANSACTION WILL INCREASE THE LEVERAGE OF SCOTTY, BUT AFTER SYNERGIES DEBT WILL ONLY BE 3.2X EBITDA.


($ in millions)

                                                                                  AS OF DECEMBER 31, 1997
                                                                 --------------------------------------------------------------
                                                                           ACTUAL                     PRO FORMA/1/
===============================================================================================================================
Cash                                                                      $60.0                          $30.0
-------------------------------------------------------------------------------------------------------------------------------
Total Debt                                                                 69.5                          332.8

Stockholders' Equity                                                      161.6                          234.4
-------------------------------------------------------------------------------------------------------------------------------
Total Capitalization                                                     $231.1                         $567.2

Total Debt as % of Book Capitalization                                     30.1%                          58.7%

Net Debt/2/ /EBITDA                                                         1.1x                           3.2x

EBITDA/Gross Interest                                                       4.2                            3.8

EBITDA-Maint. Capex/Gross Interest                                          3.6                            2.7
===============================================================================================================================

(1) Pro forma credit statistics include $32.5 million of synergies
(2) Pro forma net debt includes $332.8 million of debt, $20.4 million of long-term accrued liabilities of discontinued operations and $30.0 million of cash.

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

CURRENT STAND-ALONE PROJECTIONS


($ in millions)

                              PROJECTED YEAR ENDING MARCH 31,
                    -------------------------------------------------
                    1997       1998      1999       2000       2001      CAGR
------------------------------------------------------------------------------
Revenues            $401.3     $480.0     $550.6     $615.4    $687.2    14.4%

  Growth              NM         19.6%      14.7%      11.8%     11.7%

EBITDA                28.0       34.2       39.3       42.4      46.1

  Margin               7.0%       7.1%       7.1%       6.9%      6.7%

EBIT                  19.0       23.1       27.3       30.0      33.2

  Margin               4.7%       4.8%       5.0%       4.9%      4.8%
------------------------------------------------------------------------------

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

                    COMPARABLE COMPANY VALUATION OF SCOTTY

SCOTTY IS HIGHLY VALUED ON A MULTIPLE BASIS COMPARED TO THE OTHER COMPANIES IN
                                 THE INDUSTRY.

                                              INDUSTRY MULTIPLES
                                            ----------------------
                          SCOTTY   SPOCK    LOW    AVERAGE    HIGH
------------------------------------------------------------------
Ent. Val./LTM Revenues     0.5x     0.5x    0.2x     0.6x     1.6x
Ent. Val./LTM EBITDA       7.1      5.9     3.0      7.1     12.7
Ent. Val./LTM EBIT        13.0      9.3     4.5      9.7     13.0

Ent. Val./LTM 1997 EPS      NM     15.0x    9.3x    19.1x    40.6x
Ent. Val./LTM 1998 EPS    27.1     12.3     8.0     18.0     35.3
------------------------------------------------------------------

DONALDSON, LUFKIN & JENRETTE

                                                              PROJECT ENTERPRISE

                    DISCOUNTED CASH FLOW ANALYSIS OF SCOTTY

 ON A DISCOUNTED CASH FLOW BASIS, SCOTTY'S EQUITY APPEARS TO BE FAIRLY VALUED.

SCOTTY EQUITY VALUE
($ in millions)
                                      DISCOUNT RATE
                          -----------------------------------------
                           10.0%      11.0%     12.0%     13.0%
-------------------------------------------------------------------
     EBITDA       6.5x    $186.68    $175.82   $165.51   $155.73
     TERMINAL     7.0x     202.94     191.36    180.37    169.94
     MULTIPLE     7.5x     219.19     206.89    195.22    184.15
-------------------------------------------------------------------

SCOTTY EQUITY VALUE PER SHARE

                                      DISCOUNT RATE
                          -----------------------------------------
                           10.0%      11.0%     12.0%     13.0%
-------------------------------------------------------------------
     EBITDA       6.5x     $11.91     $11.22    $10.56    $ 9.94
     TERMINAL     7.0x      12.95      12.21     11.51     10.85
     MULTIPLE     7.5x      13.99      13.20     12.46     11.75
-------------------------------------------------------------------

DONALDSON, LUFKIN & JENRETTE